united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 7/31

Date of reporting period: 7/31/16

ITEM 1. REPORTS TO SHAREHOLDERS.

Affinity Small Cap Fund

Class A AISOX
Class C AISPX
Class I AISQX

July 31, 2016

Annual Report

www.affinityinvestment.com

1-866-345-0588

LETTER TO SHAREHOLDERS OF THE AFFINITY SMALL CAP FUND

July 2016

Dear Shareholders,

Small cap equities have performed very well over the past three months, with the Russell 2000 Index rising 8.30%. This result was superior to large cap and mid cap stocks which generated returns of 5.87% and 6.76%, respectively. Although small cap stocks are lagging large cap and mid cap stocks for the trailing year-to-date and 1 year periods, the most recent three months demonstrated a positive turn in the relative performance of the asset class.

The market’s rise reflected underlying optimism on the part of US and global investors for the relative positive nature of the US economy versus all others, especially positive for home-grown small caps. The preliminary data pertaining to real gross domestic product in the 2nd quarter indicates the economic growth rate was about 1.2%. This represents an increase from the 0.8% real growth in the first quarter of the year. The outlook for corporate profits for all of 2016 includes a small positive increase for the year as a whole. These data are consistent with the market’s long held expectations for economic growth and corporate profits. The challenge to investor confidence came from shocks generated overseas for the most part.

In late June, the UK voted to leave the EU. This vote generated alarmist statements by commentators who could not know what they claimed to know - the impact of the British withdrawal from the EU. Initially, the US stock market fell sharply as the alarmist held sway. Eventually, the market regained lost ground as more reasonable points of view prevailed. The process of withdrawing from the EU is likely to take place over time. As the process unfolds, investors will be able to make informed judgments with respect to the consequences.

The Chinese economy has become part of a continuing melodrama. The opaque nature of Chinese economic policy contributes to the drama. As is the case with centrally planned economies, there is little margin for error and the probability of putting in place destabilizing economic policies is high. We believe the

18111 VON KARMAN AVENUE, SUITE 550 | IRVINE, CA 92612 | TEL 949 660-6373 | FAX 949 251-5666
www.affinityinvestment.com

4600-NLD-8/16/2016

confused outlook for growth in China has produced fluctuations in commodity prices, and exchange rates, as well as a hazy outlook for the profits of US companies with substantial exposure to the Chinese market. Nonetheless, equity investors are able to look past these issues.

The Fund has now passed its one year anniversary and despite early headwinds created by negative sentiment and the effect that has on our value approach, the Fund had some triumphs. In fact, a number of companies over the past year were acquired by other firms, thus validating that even though on the surface the market is hitting all-time highs, there is value to be found. Virgin America, QLogic, Anacor and PrivateBancorp, Inc. were all names that were acquired this past year with substantial premiums. Our patience was severely tested in the pharmaceutical space with names like AMAG, Portola and Eagle Pharmaceuticals struggling. The small cap index is dominated by weight in financials at 25% and significant double digit weights in Consumer Discretionary, Healthcare, Industrials and Information Technology. Unlike the larger cap benchmarks, Small Cap has very small weights in Consumer Staples, Energy and Materials, making the small cap performance even better considering those sectors are larger and performed better in the large cap index. In fact, we believe that small cap exposure can be a good way to diversify a US equity portfolio albeit the higher volatility, which will hopefully generate higher returns.

During the 2nd quarter, our portfolio returns were aided by our holdings in the Transportation, Financials, and Consumer Services sectors. Holdings in the Retail, Energy, and Health Care sectors lowered performance. Individual holdings that improved results were Virgin America, B&G Foods, and Diamond Resources. Holdings of Express Inc., Molina Healthcare, and PBF Energy reduced returns.

In our view, for the remainder of 2016, economic growth should fall in a range of 2% to 3%, and profits should climb modestly. The Federal Reserve has stated it will postpone an increase in short-term rates in light of the turmoil overseas and its potential negative impact on US markets and the US economy. Such an environment is likely to be supportive to equity prices. As always, we thank you for your trust in Affinity and look forward to reporting our progress to you throughout the year.

Gregory R. Lai, CFA
CEO & Founder

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended July 31, 2016 and reflects the views of the investment adviser at the time of the writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. Any specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

18111 VON KARMAN AVENUE, SUITE 550 | IRVINE, CA 92612 | TEL 949 660-6373 | FAX 949 251-5666
www.affinityinvestment.com

4600-NLD-8/16/2016

Affinity Small Cap Fund
PORTFOLIO REVIEW
July 31, 2016 (Unaudited)

The Fund’s performance figures* for the fiscal year ended July 31, 2016, compared to its benchmark:

Average Annual Total Returns for the Fiscal Year End July 31, 2016	One Year	Since Inception
Class A	(6.60)%	(6.60)%
Class A with 5.75% load	(11.97)%	(11.97)%
Class C	(7.30)%	(7.30)%
Class I	(6.30)%	(6.30)%
Russell 2000 Total Return Index	(0.00)%	(0.00)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses until at least December 1, 2016 but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding any front-end or contingent deferred loads; brokerage cost fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; extraordinary expenses, such as litigation expenses) at 1.75%, 2.50% and 1.50% for Class A, Class C and Class I shares, respectively, per the most recent prospectus. Without waiver the gross expense fees are 2.40%, 3.15%, 2.15% for Class A, Class C, and Class I shares, respectively. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-345-0588.

(a)	Affinity Small Cap Fund commenced investment operations on July 31, 2015.

(b)	The Russell 2000 Total Return index measures the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 also serves as a benchmark for small-cap stocks in the United States.

Comparison of the Change in Value of a $100,000 Investment

The Fund’s Portfolio Allocation is as follows:

Industries	(as a % of net assets)
Real Estate Investment Trusts	9.2%
Commercial Services	8.1%
Banks	7.3%
Semiconductors	6.3%
Retail	5.7%
Healthcare-Services	5.7%
Pharmaceuticals	4.9%
Software	4.4%
Exchange Traded Fund	3.9%
Food	3.9%
Other Assets In Excess of Liabilities	40.60%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS
July 31, 2016

Shares		Fair Value

	COMMON STOCK - 83.2%
	AIRLINES - 1.4%
2,696	SkyWest, Inc.	$77,564

	AUTO MANUFACTURERS - 2.0%
7,294	Wabash National Corp. *	105,617

	AUTO PARTS & EQUIPMENT - 1.2%
2,294	Douglas Dynamics, Inc.	61,479

	BANKS - 7.3%
3,237	Cathay General Bancorp	97,045
3,677	Customers Bancorp, Inc. *	94,646
3,050	Great Western Bancorp, Inc.	101,169
2,953	Western Alliance Bancorp *	100,491
		393,351
	BUILDING MATERIALS - 1.4%
1,890	Simpson Manufacturing Co., Inc.	77,112

	CHEMICALS - 1.0%
1,093	Innospec, Inc.	54,945

	COMMERCIAL SERVICES - 8.1%
4,031	Albany Molecular Research, Inc. *	58,208
1,600	Deluxe Corp.	108,144
2,730	On Assignment, Inc. *	100,873
1,109	PAREXEL International Corp. *	74,137
6,953	Travelport Worldwide Ltd.	93,796
		435,158
	DISTRIBUTION/WHOLESALE - 1.6%
1,397	Anixter International, Inc. *	85,608

	DIVERSIFIED FINANCIAL SERVICES - 1.7%
4,153	Aircastle Ltd.	92,280

	ELECTRIC - 2.1%
2,553	Avista Corp.	111,055

	ELECTRONICS - 1.8%
3,725	Sanmina Corp. *	94,391

	ENGINEERING & CONSTRUCTION - 1.3%
2,289	Comfort Systems USA, Inc.	69,540

	FOOD - 3.9%
2,479	B&G Foods, Inc.	127,892
926	Sanderson Farms, Inc.	81,108
		209,000

See accompanying notes to financial statements.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2016

Shares		Fair Value

	FOREST PRODUCTS & PAPER - 2.0%
1,401	Neenah Paper, Inc.	$105,677

	HEALTHCARE-SERVICES - 5.7%
968	Amsurg Corp. *	72,610
3,437	Ensign Group, Inc.	73,895
2,149	HealthSouth Corp.	92,514
1,221	Molina Healthcare, Inc. *	69,365
		308,384
	HOMEBUILDERS - 3.8%
2,823	CalAtlantic Group, Inc.	102,221
7,706	TRI Pointe Group, Inc. *	103,646
		205,867
	HOUSEHOLD PRODUCTS/WARES - 1.7%
900	Helen of Troy Ltd. *	89,649

	INSURANCE - 2.0%
2,779	Selective Insurance Group, Inc.	108,826

	INTERNET - 2.4%
5,880	Box, Inc. *	68,502
3,186	Web.com Group, Inc. *	60,088
		128,590
	LEISURE TIME - 1.9%
10,082	Lindblad Expeditions Holding *	100,215

	MEDIA - 1.6%
3,160	Sinclair Broadcast Group, Inc.	87,911

	OIL & GAS - 2.2%
3,973	Atwood Oeanics, Inc.	42,432
1,743	PBF Energy, Inc. - Cl. A	38,939
1,740	Western Refining, Inc.	36,279
		117,650
	PHARMACEUTICALS - 4.9%
1,505	Eagle Pharmaceuticals, Inc. *	64,926
1,898	Impax Laboratories, Inc. *	59,635
2,198	PharMerica Corp. *	58,379
3,079	Portola Pharmaceuticals, Inc. *	79,931
		262,871
	RETAIL - 5.7%
5,304	American Eagle Outfitters, Inc.	95,048
1,201	Asbury Automotive Group, Inc. *	73,021
4,470	Express, Inc. *	66,871
852	Lithia Motors, Inc.	73,519
		308,459

See accompanying notes to financial statements.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2016

Shares		Fair Value

	SAVINGS & LOANS - 3.8%
5,402	Banc of California, Inc.	$119,816
3,186	Berkshire Hills Bancorp, Inc.	84,015
		203,831
	SEMICONDUCTORS - 6.3%
2,863	Cirrus Logic, Inc. *	139,113
2,104	MKS Instruments, Inc.	96,111
4,636	MaxLinear, Inc. - Cl. A *	101,111
		336,335
	SOFTWARE - 4.4%
2,595	Ebix, Inc.	138,365
2,411	Take-Two Interactive Software, Inc. *	96,874
		235,239
	TOTAL COMMON STOCK (Cost $4,379,126)	4,466,604

	EXCHANGE TRADED FUND (ETF) - 3.9%
1,729	iShares Russell 2000 ETF	209,365
	TOTAL EXCHANGE TRADED FUND (Cost $192,929)	209,365

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 9.2%
18,646	Anworth Mortgage Asset Corp.	91,738
11,749	Ashford Hospitality Trust, Inc.	70,024
1,282	EPR Properties	107,714
7,310	Medical Properties Trust, Inc.	114,767
8,109	New Residential Investment Corp.	110,850
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $422,784)	495,093

	TOTAL INVESTMENTS - 96.3% (Cost $4,994,839) (a)	$5,171,062
	OTHER ASSETS LESS LIABILITIES - 3.7%	196,728
	TOTAL NET ASSETS - 100.0%	$5,367,790

*	Non-Income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $4,986,209 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$504,300
Unrealized depreciation:	(319,447)
Net unrealized appreciation:	$184,853

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2016

ASSETS
Investment securities:
At cost	$4,994,839
At value	$5,171,062
Cash	170,466
Receivable due from Adviser	25,937
Dividends receivable	2,113
Prepaid expenses	28,890
TOTAL ASSETS	5,398,468

LIABILITIES
Distribution (12b-1) fees payable	53
Payable to related parties	7,949
Accrued expenses	22,676
TOTAL LIABILITIES	30,678
NET ASSETS	$5,367,790

Composition of Net Assets:
Paid in capital	$5,206,970
Accumulated net investment income	12,293
Accumulated net realized loss from investment transactions	(27,696)
Net unrealized appreciation of investments	176,223
NET ASSETS	$5,367,790

Net Asset Value Per Share:
Class A Shares:
Net Assets	$93,429
Shares of beneficial interest outstanding (c)	10,000
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.34
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$9.91

Class C Shares:
Net Assets	$15,621
Shares of beneficial interest outstanding (c)	1,684
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)(d)	$9.27

Class I Shares:
Net Assets	$5,258,740
Shares of beneficial interest outstanding (c)	560,934
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.37

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following each investment.

(c)	Unlimited number of shares of beneficial interest authorized, no par value.

(d)	Differences in actual and calculated Net Asset Value (“NAV”) shown are due to rounding.

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2016

INVESTMENT INCOME
Dividends	$59,252
TOTAL INVESTMENT INCOME	59,252

EXPENSES
Investment management fees	29,217
Distribution (12b-1) fees:
Class A	221
Class C	92
Administration fees	34,518
Accounting services fees	32,378
Transfer agent fees	28,287
Legal fees	22,897
Audit Fees	22,255
Compliance officer fees	20,097
Printing and postage expenses	12,769
Trustees fees and expenses	12,305
Registration fees	7,560
Custodian fees	4,960
Non 12b-1 shareholder servicing fees	1,910
Insurance expense	195
Other expenses	4,367
TOTAL EXPENSES	234,028

Less: Fees waived and expenses reimbursed by the Adviser	(187,940)
NET EXPENSES	46,088

NET INVESTMENT INCOME	13,164

REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
Net realized loss from:
Investments	(28,755)
Net change in unrealized appreciation on:
Investments	176,223

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	147,468

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$160,632

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF CHANGES IN NET ASSETS

		For the
	For the Year	Period Ended
	Ended July 31, 2016	July 31, 2015 (a)

FROM OPERATIONS
Net investment income	$13,164	$—
Net realized loss from investments	(28,755)	—
Net change in unrealized appreciation on investments	176,223	—
Net increase in net assets resulting from operations	160,632	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	—	100,000
Class C	15,600	1,000
Class I	5,670,328	1,000
Payments for shares redeemed:
Class C	(1,634)	—
Class I	(579,136)	—
Net increase in net assets from shares of beneficial interest	5,105,158	102,000

TOTAL INCREASE IN NET ASSETS	5,265,790	102,000

NET ASSETS
Beginning of Period	102,000	—
End of Period *	$5,367,790	$102,000
* Includes accumulated net investment income of:	$12,293	$—

SHARE ACTIVITY
Class A:
Shares Sold	—	10,000
Net increase in shares of beneficial interest outstanding	—	10,000

Class C:
Shares Sold	1,762	100
Shares Redeemed	(178)	—
Net increase in shares of beneficial interest outstanding	1,584	100

Class I:
Shares Sold	627,436	100
Shares Redeemed	(66,602)	—
Net increase in shares of beneficial interest outstanding	560,834	100

(a)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

See accompanying notes to financial statements.

Affinity Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year Presented

	Class A		Class C		Class I
	Year		Year		Year
	Ended		Ended		Ended
	July 31, 2016		July 31, 2016		July 31, 2016
Net asset value, beginning of year (1)	$10.00		$10.00		$10.00
Activity from investment operations:
Net investment gain (loss) (4)	0.01		(0.05)		0.04
Net realized and unrealized loss on investments	(0.67)		(0.68)		(0.67)
Total from investment operations	(0.66)		(0.73)		(0.63)
Net asset value, end of year	$9.34		$9.27		$9.37
Total return (2)	(6.60)%		(7.30)%		(6.30)%
Net assets, at end of year (000s)	$93		$16		$5,259
Ratio of gross expenses to average net assets (3)(5)	7.00	% (8)	7.75	% (8)	6.75%
Ratio of net expenses to average net assets (5)	1.75%		2.50%		1.50%
Ratio of net investment income (loss) to average net assets (5)(6)	0.07%		(0.59)%		0.44%
Portfolio Turnover Rate (7)	102%		102%		102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	As the Fund commenced operations on July 31, 2015 and share classes were funded at various levels over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

(1)	ORGANIZATION

The Affinity Small Cap Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on July 31, 2015. The investment objective seeks to provide capital growth and income.

The fund offers Class A, Class C and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum shares charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares of the Fund are sold at NAV without an initial sales charge but may be subject to a CDSC on shares redeemed during the first year after the initial purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees or a CDSC. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2016

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub- Adviser. The team may also enlist third party consultants such as valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Adviser or sub-Adviser, the prices or values available do not represent the fair value of the instrument; factors which may cause the Adviser or sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the boards of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2016

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$4,466,604	$—	$—	$4,466,604
Exchange Traded Fund	209,365	—	—	209,365
Real Estate Investment Trusts	495,093	—	—	495,093
Total	$5,171,062	$—	$—	$5,171,062

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classification.

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2016

Security Transactions and Related Income

Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015) or expected to be taken in the Fund’s tax returns for the year ended July 31, 2016. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2016

(3)	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended July 31, 2016 amounted to $8,281,561 and $3,257,967, respectively.

(4)	INVESTMENT ADVISERY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Anfield Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services, the Fund pays to the Adviser a monthly investment management fees at an annual rate of 0.95% of its average daily net assets. For the year ended July 31, 2016, the Adviser earned $29,217 in investment management fees.

The Adviser has entered into a sub-advisory agreement with Affinity Investment Advisers, LLC (“Affinity”) to serve as the Fund’s sub-adviser. Anfield pays the sub-advisory fees from its advisory fee. Subject to oversight by Anfield, Affinity is responsible for managing the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until December 1, 2016 to ensure that Net Annual Operating Expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) will not exceed 1.75%, 2.50%, and 1.50% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. The Agreement will allow the Adviser to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratio falls below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. During the year ended July 31, 2016, the Adviser waived fees and reimbursed expenses in the amount of $187,940 in expenses to the Fund. As of July 31, 2016 the Adviser can recoup waived and reimbursed expenses of $187,940 until July 31, 2019.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to the Distributor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Adviser.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. For the year ended July 31, 2016, the Distributor received $172 in underwriting commissions for sales of Class A and Class C shares.

Class C shares of the Fund are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first twelve months after their purchase. As of July 31, 2016, the amount of CDSC paid by the shareholders of the Fund was $16.

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2016

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

BluGiant, LLC (“BluGiant”), BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no distributions for the fiscal year ended July 31, 2016.

As of July 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$3,663	$—	$(26,518)	$(1,178)	$—	$184,853	$160,820

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized appreciation from investments is primarily attributable to adjustments relating to the Qualified Electing Fund election taken on passive foreign investment companies and adjustments for real estate investment trusts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $26,518.

At July 31, 2016, the Fund has capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$1,178	$—	$1,178

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses and adjustments for real estate investment trusts, resulted in reclassifications for the year ended July 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(188)	$(871)	$1,059

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2016

(6)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2016 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the applicable Fund. As of July 31, 2016 Charles Schwab held 29.21% of the voting securities of the Fund for the sole benefit of customers and may be deemed to control the Fund.

(7)	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

(8)	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust

and the Shareholders of Affinity Small Cap Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Affinity Small Cap Fund (the Fund), a series of Two Roads Shared Trust, as of July 31, 2016, and the related statement of operations and financial highlights for the year then ended, and the changes in net assets for the year then ended and for the period ending July 31, 2015 (commencement of operations). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform audits of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Affinity Small Cap Fund as of July 31, 2016, and the results of their operations and financial highlights for the year then ended, and the changes in their net assets for the year then ended and for the period ending June 31, 2015 (commencement of operations), in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

September 29, 2016

Affinity Small Cap Fund

EXPENSE EXAMPLES (Unaudited)

July 31, 2016

As a shareholder of Affinity Small Cap Fund, you incur two types of costs: (1) transaction costs, including sales loads; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Affinity Small Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Affinity Small Cap Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	2/1/16	7/31/16	2/1/16 – 7/31/16	2/1/16 – 7/31/16
Class A	$ 1,000.00	$ 1,129.40	$ 9.27	1.75%
Class C	1,000.00	1,125.00	13.21	2.50
Class I	1,000.00	1,131.60	7.95	1.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	2/1/16	7/31/16	2/1/16 – 7/31/16	2/1/16 – 7/31/16
Class A	$ 1,000.00	$ 1,016.16	$ 8.77	1.75%
Class C	1,000.00	1,012.43	12.51	2.50
Class I	1,000.00	1,017.40	7.52	1.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	Annualized.

Affinity Small Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited)

July 31, 2016

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	119	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Trustee, Chairman	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	119	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(since 2010); Partner, Davidoff, Malito & Hutcher, LLP (legal services)(2004-2010)	12	Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014); Partner, Howard Rice, P.C. (legal services) (2007-2010)	12	Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)

7/31/16 – Two Roads v1

Affinity Small Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

July 31, 2016

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant LLC (financial printer)(2004 - 2011)	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012- present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of May 19, 2016

**	The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-345-0588.

7/31/16 – Two Roads v1

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the most recent twelve month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-345-0588 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-345-0588.

Adviser
Anfield Capital Management, LLC
4695 MacArthur Court, Suite 430
Newport Beach, CA 92660

Sub-Adviser
Affinity Investment Advisors, LLC
18111 Von Karman Ave
Irvine, CA 92612

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s Board of Trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item.

(a)(2)   Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Forn N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for the last fiscal year for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2016	2015
Affinity Small Cap Fund	13,500	3,500

(b)	Audit-Related Fees. There were no fees billed in the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2016	2015
Affinity Small Cap Fund	3,000	750

(d)	All Other Fees. The aggregate fees billed in the last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended July 31, 2016.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended July 31, 2016 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President
Date: 10/4/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President
Date: 10/4/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Financial Officer/Treasurer
Date: 10/4/2016